Exhibit 32


                                  CERTIFICATION

In connection with the Quarterly Report of Mobile Area Networks, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Wimbish, Chief Executive Officer and Jerald R. Hoeft, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: August 8, 2007                        /s/ George Wimbish
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                                            George Wimbish
                                            Chief Executive Officer


/s/ Jerald R. Hoeft
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Jerald R. Hoeft
Chief Financial Officer